PARTNERSHIP INTEREST REDEMPTION AGREEMENT

                                 by and between

                      BALLY'S OLYMPIA LIMITED PARTNERSHIP,
                         a Delaware limited partnership,

                               as the Partnership

                                       and

                          OLD RIVER DEVELOPMENT, INC.,
                           a Mississippi corporation,

                                    as Seller






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     THIS PARTNERSHIP INTEREST REDEMPTION AGREEMENT (the "Agreement"),  dated as of September 30, 1997, is made by and between Bally's Olympia Limited Partnership, a Delaware limited partnership (the "Partnership"), Old River Development, Inc., a Mississippi corporation ("Seller"), Lady Luck Gaming Corporation (solely for purposes of Section 15 hereof, "Lady Luck") and Bally's Operator, Inc., a Delaware corporation (solely for purposes of Section 6 hereof, the "General Partner").

                                    RECITALS

     A. The Partnership was formed pursuant to that certain Limited Partnership Agreement of Bally's Olympia Limited Partnership, dated as of March 31, 1995 (the "Original Partnership Agreement"), by and among the General Partner, and Bally's Tunica, Inc. ("Bally's Tunica") and Seller as limited partners.

     B. The Original Partnership Agreement was amended by that certain First Amendment to Agreement of Bally's Olympia Limited Partnership, dated as of March 31, 1995 by and between the Partnership and Joe Brata as assignee of a 7% limited partnership interest in the Partnership ("Brata," and together with Bally's Tunica and Seller, the "Limited Partners") and by that certain Second Amendment to Limited Partnership Agreement of Bally's Olympia Limited Partnership dated as of March 18, 1996, by and among the General Partner and the Limited Partners (as amended, the "Partnership Agreement").

     C. The General Partner and the Limited Partners desire to cause the Partnership to redeem Seller's entire interest in the Partnership and Seller desires to allow the Partnership to redeem such interest.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and the Partnership, Seller and the Partnership agree as follows:

     SECTION Defined Terms.

     "Affiliate" of any Person means any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such Person.

     "Amended Partnership Agreement" has the meaning assigned to it in Recital "B" hereof.

     "Brata Agreement" means that certain Asset Purchase Agreement dated as of September 30, 1997 by and between D. J. Brata and Hilton Corporation, as attached hereto.

     "Claims" means any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, court costs, attorneys' and experts' fees and disbursements).

     "Closing" has the meaning assigned to it in Section 2(a) hereof.

     "Closing Documents" means any of the agreements, instruments or other documents to be executed in connection with the Closing.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time hereafter, and any successor statute.

     "Consents" has the meaning assigned to it in Section 4(e) hereof.

     "Contracts" means all agreements, contracts and other contractual rights and obligations relating to the Property or held by the Partnership and all amendments and other modifications thereof.

     "Exception" means, with respect, to any property, asset or interest (as the case may be), any mortgage, lien, pledge, charge, security interest, encumbrance, right of way, easement, servitude, covenant, restriction, title exception or defect in title of any kind with respect to such property, asset or interest, including the interest of a vendor or lessor under any conditional-sale agreement, capital lease or other title-retention agreement, with respect to such property, asset or interest.

     "General Partner" has the meaning assigned to it in Recital "A" hereof.

     "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise, determined in accordance with generally accepted accounting principles as in effect from time to time of application to the provisions hereof), business, operations, or properties of a Person, taken as a whole.

     "Nonsolicitation Period" means the period beginning on the Closing Date and ending on the second anniversary of the Closing Date.

     "Original Partnership Agreement" has the meaning assigned to it in Recital "A" hereof.

     "Partnership Interest" of any Person means that Person's interest in the Partnership.

     "Person" means any natural person, employee, corporation, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any governmental authority.

     "Property" means all real and personal property owned by the Partnership.

     "Redemption Price" has the meaning assigned to it in Section 3(b) hereof.

     SECTION Closing.

     The closing of the transactions contemplated in this Agreement (the "Closing") shall take place on or before October 31, 1997 (the "Closing Date"); provided, however, that the Closing Date may be extended (at any one or more times) by either party upon written notice to the other party until December 31, 1997 (the "Extension Period") if permits and/or approvals from governmental authorities necessary to the consummation of the transactions contemplated by this Agreement have not been obtained as of the Closing Date.

     If this Agreement is not terminated pursuant to any applicable provision hereof, subject to the provisions of this Agreement, the Closing shall be held at the offices of the General Partner's counsel, Latham & Watkins, Sears Tower, Suite 5800, Chicago, Illinois, 60606, at 10:00 a.m., Chicago time.

     If the Closing has not occurred on or prior to the Closing Date or, if applicable, the expiration of the Extension Period, this Agreement shall terminate, and all rights and duties of Seller, the Partnership, the General Partner and the Limited Partners hereunder shall expire and the foregoing shall have no further rights or obligations hereunder, and without liability or obligation on the part of any party, except for claims for damages arising out of a breach of the representations and warranties or covenants of this Agreement, provided that this sentence shall survive such termination.

     SECTION Redemption.

     Subject to the provisions of this Agreement, on the Closing Date, Seller shall sell, convey, assign and transfer to the Partnership, and the Partnership shall purchase from Seller, Seller's Partnership Interest, free and clear of all Exceptions.

     On the Closing Date, the Partnership shall pay to Seller, in redemption of Seller's Partnership Interest, Fifteen Million Two Hundred Fifty Thousand Dollars ($15,250,000) (the "Redemption Price").

     On the Closing Date, the Partnership shall pay the Redemption Price by Federal Reserve wire, bank wire or bank transfer of immediately available funds to Seller, pursuant to wiring instructions provided by Seller.

     Seller agrees that, from the date hereof until termination of this Agreement in accordance with its terms ("Acquisition Exclusivity Period"), neither Seller nor any of its subsidiaries or affiliates will, and none of them will permit any of their respective officers, directors, members, stockholders, agents, advisors, counsel or representatives to, directly or indirectly, (a) solicit or entertain any inquiries or proposals or enter into or continue any discussions, negotiations or agreements relating to the direct or indirect sale or other disposition of Seller' s Partnership Interest (whether through a merger, reorganization, stock purchase or otherwise) (a "Proposed Acquisition") to or with any person or entity other than the Partnership or (b) take any action to initiate, assist, solicit, receive, negotiate, encourage or accept or make any offer or inquiry from or to, or furnish or cause to be furnished any information with respect to Seller's Partnership Interest or the Partnership to, any person (other than as contemplated by this Agreement) who Seller or any such affiliate, stockholder or representative knows is in the process of considering a Proposed Acquisition. Seller agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties (other than the Partnership) heretofore conducted, or the provision of any information related to Seller's Partnership Interest or the Partnership to any party (other than the Partnership) to which information heretofore has been provided, with respect to any Proposed Acquisition. If Seller receives any such inquiry or proposal or request for information, or offer to discuss or negotiate any Proposed Acquisition, Seller will immediately provide notice thereof to the Partnership, indicating therein the name of the person or entity initiating such activity and the terms and conditions of any such offer. During the Acquisition Exclusivity Period, Seller shall not dispose of any portion of Seller's Partnership Interest.

     The parties agree that the Partnership may suffer irreparable harm from a breach by Seller or any of its Affiliates of any of the covenants or agreements contained in Section 3(d) herein. In the event of an alleged or threatened breach by Seller or any of its Affiliates of any of the provisions of Section 3(d) hereof, the Partnership or its successors or assigns may, in addition to all other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof.

     SECTION Representations and Warranties of Seller.

     Seller hereby represents and warrants to the Partnership as follows:

     Seller is a corporation, duly organized, validly subsisting and in good standing under the laws of the State of Mississippi. Seller has all requisite corporate power and authority to carry on its business as now conducted and to execute, deliver and perform its obligations under this Agreement and the Closing Documents to be executed and delivered by Seller.

     The execution, delivery and performance by Seller of this Agreement and the Closing Documents to be executed and delivered by Seller have been authorized by all necessary corporate action, including the shareholders of Seller, and do not contravene any provision of Seller' s Articles of Incorporation or By-Laws. This Agreement has been duly executed and delivered by an authorized officer of Seller. The Closing Documents to be executed and delivered by Seller will be duly executed and delivered by an authorized officer of Seller.

     This  Agreement  is a valid and binding  obligation  of Seller  enforceable against Seller in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditor's rights and remedies generally and general principles of equity). The Closing Documents to which Seller is a party, when executed and delivered by Seller, will be valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditor's rights and remedies generally and general principles of equity).

     Except as set forth in Schedule 4(d), the execution, delivery and performance by Seller of this Agreement and the Closing Documents to be executed and delivered by Seller do not conflict with, or result in the breach of any of the provisions of, or constitute a default under, any bond, note or other evidence of indebtedness, indenture, mortgage, deed of trust, loan agreement or similar instrument, any lease or other material agreement or material contract by which Seller or any of its Affiliates or their respective assets is bound (other than the Partnership Agreement) or any applicable law binding Seller or any of its Affiliates or their respective assets or any order, rule or regulation of any court or government agency having jurisdiction over Seller or any of its Affiliates or their respective assets.

     Except as set forth in Schedule 4(e), no order, permission, consent, approval, license, authorization, registration or filing by or with any government agency (each, a "Consent") having jurisdiction over Seller or any of its Affiliates or their respective assets is required for the execution, delivery or performance by Seller of this Agreement or the Closing Documents to be executed and delivered by Seller.

     Except as set forth in Schedule 4(f), Seller owns its Partnership Interest free and clear of all Exceptions. Except for this Agreement and in the Partnership Agreement, there are no outstanding agreements to sell Seller's Partnership Interest or options, rights of first refusal or other rights to purchase Seller's Partnership Interest.

     Upon the Closing, to the best knowledge of Seller, Seller shall have neither possession of nor control over any asset of the Partnership.

     To the best knowledge of Seller, other than Seller's Partnership Interest, neither Seller nor any of its Affiliates has any (i) interest in the Partnership, (ii) right, title or interest in or to any Contract of the Partnership, or (iii) Contract with the Partnership (other than the Partnership Agreement).

     To the best knowledge of Seller, there are no Contracts executed by Seller or its Affiliates on behalf of the Partnership since the date of the Original Partnership Agreement which have not been consented to by the General Partner.

     (j) Seller (i) has had an opportunity to make such investigations as Seller has deemed necessary or useful with respect to the Partnership and the Partnership's financial condition and prospects, (ii) has made such inquiries of and has received responses from the General Partner as Seller deemed to be useful or necessary for purposes of evaluating the financial condition and prospects of the Partnership and the value of Seller's interests therein in connection with entering into the transactions contemplated hereby, and (iii) has been represented by counsel in connection with the negotiation and documentation of this Agreement and the transactions contemplated hereby.

     SECTION Representations and Warranties of the Partnership.

     The Partnership hereby represents and warrants to Seller as follows:

     The Partnership is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware. The Partnership has all requisite power and authority to carry on its business as now conducted and to execute, deliver and perform this Agreement and the Closing Documents to be executed and delivered by the Partnership.

     The execution, delivery and performance by the Partnership of this Agreement and the Closing Documents to be executed and delivered by the Partnership have been authorized by all necessary partnership action and do not contravene any provision of the Partnership Agreement. This Agreement has been duly executed and delivered by an authorized officer of the General Partner, on behalf of the Partnership, and the Limited Partners. The Closing Documents to be executed and delivered by the Partnership will be duly executed and delivered by an authorized officer of the General Partner, on behalf of the Partnership, and the Limited Partners.

     This Agreement is a valid and binding obligation of the Partnership enforceable against the Partnership in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditor's rights and remedies generally and general principles of equity). The Closing Documents, when executed and delivered by the Partnership, will be valid and binding obligations of the Partnership enforceable against the Partnership in accordance with their respective terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditor's rights and remedies generally and general principles of equity).

     The execution, delivery and performance by the Partnership of this Agreement, and the Closing Documents to be executed and delivered by the Partnership, do not conflict with, violate or result in a breach of any of the provisions of, or constitute a default under, any bond, note or other evidence of indebtedness, indenture, mortgage, deed of trust, loan agreement or similar instrument, any lease or other material agreement or material contract by which the Partnership or any of its Affiliates or their respective assets is bound (other than the Partnership Agreement) or any applicable law binding upon the Partnership or any of its Affiliates or their respective assets or any order, rule or regulation of any court or governmental agency that will have jurisdiction over the Partnership or any of its Affiliates or their respective assets.

     Except as set forth in Schedule 5(e), no Consent of any government agency having jurisdiction over the Partnership or any of its Affiliates or their respective assets is required to be obtained by the Partnership for the execution, delivery or performance of this Agreement or the Closing Documents executed and delivered by the Partnership.

     The Partnership will have on the Closing Date sufficient funds with which to pay the Redemption Price and is solvent as of the date hereof, will be solvent on the Closing Date, and the payment of the Redemption Price will not render the Partnership insolvent. No insolvency proceedings of any character affecting the Partnership or any of the Partnership's assets or business is pending or, to the knowledge of the Partnership, threatened.

     There are no suits, actions, claims or legal, administrative, arbitration or other proceedings or governmental investigations pending or threatened in any federal, state or local court, or before any administrative agency against the Partnership or any of its assets or which seek to enjoin, prohibit, or otherwise question the validity of any action taken or to be taken pursuant to or in connection with this Agreement or any of the transactions contemplated hereby.

     SECTION Representations and Warranties of the General Partner.

     The General Partner hereby represents and warrants to Seller that the representation and warranty made to the Seller by the Partnership in Section 5(f) hereof is true and correct as of the date hereof and shall be the joint and several representation and warranty of the General Partner and the Partnership.

     SECTION Conditions to the Obligations of the Partnership.

     The obligations of the Partnership to consummate the transactions described herein are subject to the fulfillment, prior to or at the Closing, of the following conditions:

     The representations and warranties of Seller set forth in this Agreement that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, as of such earlier date).

     Seller shall have performed or complied in all material respects with all of the obligations under this Agreement to be performed or complied with by Seller prior to the Closing.

     Seller shall have delivered to the Partnership a certificate dated the Closing Date, in form and substance reasonably satisfactory to the General Partner, certifying (i) that the representations and warranties of Seller set forth in this Agreement that are qualified as to materiality are true and correct, and those that are not so qualified are true and correct in all material respects, as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality are true and correct, and those that are not so qualified are true and correct in all material respects, as of such earlier date) and (ii) that Seller has performed or complied in all material respects with all of the obligations under this Agreement to be performed or complied with by Seller prior to the Closing.

     Each of Seller and Lady Luck shall have delivered to the Partnership a general release of claims in all material respects in the forms attached as Exhibits 7(d)-1 and 7(d)-2, respectively, duly completed, executed and acknowledged by Seller.

     The transactions contemplated by the Brata Agreement shall have been consummated in all material respects.

     Seller shall have delivered to the Partnership a waiver of its rights contained in Sections 9.1(a) and 9.2 of the Partnership Agreement in all material respects in the form attached as Exhibit 7(f), with respect to the Brata Agreement, duly executed and acknowledged by Seller.

     Seller shall have delivered to the Partnership all documents sufficient to release Seller's Partnership Interest from all Exceptions, including without limitation, release of the security interests of First Trust National Association, as trustee ("First Trust").

     No event, circumstance or condition which has had or is reasonably likely to have a Material Adverse Effect upon the Partnership shall have occurred since the date hereof.

     Seller shall have delivered (or the General Partner, on behalf of the Partnership, shall have received from the appropriate Person) the following Closing Documents, each dated as of the Closing Date:

     (i) An assignment of partnership interest (the "Assignment") in all material respects in the form attached as Exhibit 7(i)(i), duly completed, executed and acknowledged by Seller;

     (ii)A good standing certificate with franchise tax clearance issued by the Secretary of State of the State of Mississippi, certifying that Seller is duly formed and in good standing under the laws of said State;

     (iiiA non-foreign certificate in all material respects in the form attached as Exhibit 7(i)(iii), duly completed, executed and acknowledged by Seller;

     (iv)A certificate by the secretary or an assistant secretary of Seller with respect to (A) Seller's Articles of Incorporation, (B) Seller's By-Laws, (C) resolutions of the board of directors and shareholders of Seller authorizing the sale to the Partnership of Seller's Partnership Interest and execution, delivery and performance of this Agreement and (D) the incumbency of the officers of Seller who executed this Agreement and the Closing Documents;

     (v) Opinions of counsel to Seller and Lady Luck addressed to the Partnership, as to the matters set forth in the form as attached Exhibit 7(i)(v);

     (vi)An opinion of McDermott, Will & Emery, counsel to Lady Luck Gaming Finance Corporation, addressed to the Partnership, as to the matters set forth in the form as attached Exhibit 7(i)(vi); provided, however, that the qualifications and/or exceptions set forth in such opinion shall be reasonably satisfactory to the Partnership;

     (viii) Any documentary stamp, transfer or other tax return or affidavit of Seller required under applicable law with respect to the transaction described herein, duly completed, executed and acknowledged or sworn and in proper form for filing.

     SECTION Conditions to the Obligations of Seller.

     The obligations of Seller to consummate the transactions described herein are subject to the fulfillment, prior to or at the Closing, of the following conditions:

     The representations and warranties of the Partnership set forth in this Agreement that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality shall be true and correct, and those that are not so qualified shall be true and correct in all material respects, as of such earlier date).

     The Partnership shall have performed or complied with all of the other obligations under this Agreement to be performed or complied with by the Partnership prior to the Closing.

     The General Partner, on behalf of the Partnership, shall have delivered to Seller a certificate dated the Closing Date, in form and substance reasonably satisfactory to Seller, certifying (i) that the representations and warranties of the Partnership set forth in this Agreement that are qualified as to materiality are true and correct, and those that are not so qualified are true and correct in all material respects, as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified as to materiality are true and correct, and those that are not so qualified are true and correct in all material respects, as of such earlier date) and (ii) that the Partnership has performed or complied in all material respects with all of the obligations under this Agreement to be performed or complied with by the Partnership prior to the Closing.

     The Partnership, the General Partner and the Limited Partners (other than Seller) each shall have delivered to Seller a general release of claims in the forms attached as Exhibits 8(d)-1 and 8(d)-2, respectively, duly completed, executed and acknowledged by all parties other than Seller.

     The Partnership, the General Partner and the Limited Partners (other than Seller) shall have delivered to Seller a consent to transactions contemplated by this Agreement as required by Section 9.1(a) of the Partnership Agreement, a waiver of their respective rights contained in Section 9.2 of the Partnership Agreement and a waiver of Seller's obligations contained in Section 9.4(b) of the Partnership Agreement in the form attached as Exhibit 8(e) with respect to this Agreement, duly executed and acknowledged by such parties.

     Seller shall have received all documents sufficient to release Seller's Partnership Interest from all Exceptions upon the occurrence of the Closing, including, without limitation, a release by First Trust of the security interest in and to the Seller's Partnership Interest held by First Trust.

     The Partnership shall have delivered to Seller the following Closing Documents, each dated as of the Closing Date:

     (i) A good standing certificate issued by the Secretary of State of the State of Delaware, certifying that the Partnership is duly formed and in good standing under the laws of said State;

     (ii)A certificate by the secretary or an assistant secretary of the General Partner, with respect to (A) resolutions of the board of directors of the General Partner authorizing the purchase by the Partnership of Seller's Partnership Interest and the execution, delivery and performance of this Agreement and (B) the incumbency of the officers of the General Partner who executed this Agreement and the Closing Documents on behalf of the Partnership;

     (iiiAn opinion from each of Hilton Gaming Corporation and Lott, Franklin, Fonda & Flanagan addressed to Seller as to the matters set forth in the form attached as Exhibit 8(g)(iii); and

     (iv)An opinion of Latham & Watkins addressed to Seller as to the matters set forth in the form attached as Exhibit 8(g)(iv); provided, however, that the qualifications and/or exceptions set forth in such opinion shall be reasonably satisfactory to Seller.

     SECTION Conditions to the Obligations of the Partnership and Seller. The obligations of Seller on the one hand, and the Partnership on the other hand, to consummate the transactions described herein are subject to the fulfillment, prior to or at the Closing, of the following conditions:

     All Consents necessary to the consummation of the transactions contemplated hereby shall have been obtained, including, without limitation, approval from the Mississippi gaming commission. The applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated.

     Neither Seller or the Partnership nor any of their respective Affiliates shall be subject to any order, decree or injunction by a governmental authority having jurisdiction over such entity which prevents or materially impairs the consummation of the transactions contemplated hereby.

     No statute, rule, regulation, order, decree, judgment, injunction, stipulation or determination shall have been enacted by any governmental authority having jurisdiction over either Seller or Partnership or any of their respective Affiliates that makes the consummation of the transactions contemplated hereby illegal.

     SECTION Covenants of the Partnership and Seller.

     Between the date of this Agreement and the Closing Date or date of any termination hereof, as the case may be, the parties hereto agree (i) to use all reasonable efforts to (A) obtain all consents, permits or approvals from governmental authorities or other third parties necessary to consummate and make effective the transactions contemplated by this Agreement and (B) release the Seller's Partnership Interest from any and all Exceptions; (ii) not to take or omit to take any action which would be reasonably likely to cause any condition of Closing set forth in Sections 7, 8 or 9 of this Agreement not to occur; and
(iii) to cooperate with each other in connection with the foregoing.

     Neither Seller nor any of its Affiliates shall take or omit to take any action which would cause Seller's Partnership Interest to be subject to an Exception.

     Each party represents to the other that it has not dealt with any brokers in connection with this Agreement and no broker is entitled to any commissions in connection with the transactions contemplated by this Agreement. Each party agrees to indemnify, defend and hold the other party and its Affiliates, employees, agents, their officers and partners harmless from and against any claims made by any broker or finder for a commission or fee in connection with the transactions contemplated by this Agreement alleged to arise out of an agreement or arrangement with such indemnifying party.

     SECTION Payment of Fees and Expenses. The parties shall each bear their own costs and expenses incurred in connection with the transactions contemplated by this Agreement.

     SECTION Further Assurances. Upon the reasonable request of the General Partner, on behalf of the Partnership, Seller shall deliver such other assignments, instruments and documents and take such other actions, as the General Partner, on behalf of the Partnership, shall reasonably request to effectuate the transaction described herein and in the Closing Documents in accordance with the provisions hereof and thereof.

     SECTION Obligations Discharged at Closing.

     Except for provisions specifically stated to survive the Closing, the acceptance by the Partnership of the Closing Documents and the acceptance by Seller of the Redemption Price shall be an acknowledgment by each party of the full performance and observance of every covenant and condition in this Agreement to be performed or observed by the other party.

     SECTION  Tax  Matters.

     As of December 31, 1996, Seller's tax basis in Seller's Partnership Interest is $14,700,000.

     (b) Pursuant to Section 4.6(b) of the Partnership Agreement, the Partnership shall distribute to Seller a copy of the Partnership's federal tax return (and the accompanying Schedule K-1 of Seller) for the period ending on the Closing Date not later than thirty days before the date on which the Partnership's federal tax return is required to be filed.

     SECTION Nonsolicitation; Confidentiality.

     During the Nonsolicitation Period, none of Seller, Lady Luck or any of their respective Affiliates shall induce or attempt to induce any Employee to leave their employ with the Partnership or in any way interfere with the relationship between the Partnership and any of its employees.

     At all times Seller, Lady Luck and all of their respective Affiliates shall keep secret and retain in strictest confidence, and all not use for the benefit of himself or others, confidential matters of the Partnership or its Affiliates, including, without limitation, "know-how", trade secrets, customer lists, supplier lists, details of contacts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, or technical processes (collectively, "Confidential Information"); provided, however, that the term Confidential Information of the Partnership or its Affiliates does not include information (i) that was or becomes generally available to the public other than as a result of disclosure by Seller or Lady Luck; (ii) was available on a non-confidential basis prior to its disclosure by Seller or Lady Luck; or (iii) becomes available to Seller or Lady Luck on a non-confidential basis from a source other than the Partnership or its Affiliates who was not, to Seller's or Lady Luck's knowledge, bound by any fiduciary or confidentiality obligation to the Partnership or any of its Affiliates. The prohibition against disclosure of Confidential Information shall survive the Closing Date, and the restrictive covenants contained in this
Section 15(b) shall not terminate until such Confidential Information ceases to be Confidential Information as defined herein. Seller's and Lady Luck's duties under this Section 15(b) shall not extend to any disclosures that may be required by law in connection with any judicial or administrative proceeding or inquiry.

     The parties agree that the Partnership may suffer irreparable harm from a breach by Seller or any of its Affiliates of any of the covenants or agreements contained herein. In the event of an alleged or threatened breach by Seller, Lady Luck or any of their respective Affiliates of any of the provisions of this
Section 15, the Partnership or its successors or assigns may, in addition to all other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof.

     If, at the time of enforcement of any of the provisions of this Section 15, a court holds that the restrictions stated herein are unreasonable under the circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area.

     SECTION Miscellaneous.

     This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all previous and contemporaneous oral or written negotiations, agreements, arrangements and understandings relating to the subject matter hereof. There have been no representations or statements, oral or written, that have been relied on by any party hereto, except those expressly set forth in this Agreement.

     This Agreement shall not be amended, supplemented or modified except by an instrument in writing signed and delivered by each of the parties hereto.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE APPLICATION OF ITS CONFLICT OF LAWS RULES.

     The representations, warranties, agreements and covenants of the parties set forth in this Agreement shall survive the Closing Date.

     This Agreement may be executed in any number of counterparts, and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts put together shall constitute but one and the same Agreement.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, if any.

     The headings preceding the text of Sections of this Agreement are provided for convenience and reference only and should not be used in construing this Agreement.

     Except as otherwise set forth herein, no remedy set forth in this Agreement or otherwise conferred upon or reserved to any party shall be considered exclusive of any other remedy available hereunder, at law or in equity to any party, but the same shall be distinct, separate and cumulative and may be exercised from time to time as often as occasion may arise or as may be deemed expedient.

     If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, it shall be ineffective to the extent of such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     No party hereto shall make any public disclosure of the specific terms of this Agreement, except as required by law and then only upon joint consultation as to the substance of such disclosure; provided, however, that the parties hereto may disclose the material financial terms of this Agreement and the occurrence of the Closing in applicable regulatory filings and financial statements without such prior consultation. In connection with the negotiation of this Agreement and the preparation for the consummation of the transactions contemplated hereby, each party acknowledges that it will have the opportunity to have access to confidential information relating to the other parties. Each party shall treat such information as confidential, preserve the confidentiality thereof and not duplicate or use such information, except to advisors, consultants and affiliates in connection with the transactions contemplated hereby, and except as required to comply with any law or any provision of this Agreement.

     All notices, approvals or other communications Seller or the Partnership may desire or be required to give to each other under the terms of this Agreement shall be in writing and shall be deemed to have been properly given, served and received (i) if delivered by messenger, when delivered, (ii) if mailed in the United States certified or registered mail, postage prepaid, return receipt requested, on the third (3rd) business day after mailing, (iii) if telexed, telegraphed or telecopied, six (6) hours after being dispatched by telex, telegram or telecopy if such sixth (6th) hour falls on a business day within the hours of 8:00 a.m. through 5:00 p.m. of the time in effect at the place of receipt, or at 8:00 a.m. on the next business day thereafter if such hour is later than 5:00 p.m., or (iv) if delivered by reputable express carrier, freight prepaid, the next business day after delivery to such carrier, addressed to such party as follows:

     If to Seller, addressed as follows:

     Old River Development, Inc.
     206 North Third St.
     Las Vegas, Nevada 89101
     Telecopy Number: (702) 477-3003
     Attention: Rory Reid, Esq.

     with a copy to:

     McDermott, Will & Emery
     50 Rockefeller Plaza, 11th Floor
     New York, New York 10020
     Telecopy Number: (212) 547-5444
     Attention: Brian Hoffmann, Esq.

     If to the Partnership, addressed as follows:

     Bally's Olympia Limited Partnership
     c/o Bally's Park Place
     Park Place & Boardwalk
     Atlantic City, New Jersey 08401
     Telecopy Number: (609) 340-2410
     Attention: Dennis Venuti, Esq.

     with a copy to:

     Latham & Watkins
     Sears Tower, Suite 5800
     Chicago, Illinois 60606
     Telecopy Number: (312) 993-9767
     Attention: Mark D. Gerstein, Esq.

     Any notice to the other parties to this Agreement shall be deemed to have been properly given, served and received if given in the manner described above to the address of such party as set forth on a signature page of this Agreement. Any party may change the address or party to which notices may be sent by notice to the other party or parties as provided herein.

     [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the parties hereto or the authorized representatives of the parties hereto have executed and delivered this Agreement as of the date first above written.

     SELLER:

     OLD RIVER DEVELOPMENT, INC., a Mississippi corporation

     By:

     Name: Andrew H. Tompkins
     Title: President



     BALLY'S OLYMPIA LIMITED PARTNERSHIP a Delaware limited partnership

     General Partner

     BALLY'S OPERATOR, INC., a Delaware corporation

     By:

     Name: Wallace R. Barr
     Title: President



     BALLY'S OPERATOR, INC., a Delaware corporation

     By:

     Name: Wallace R. Barr
     Title: President

     Solely with respect to Section 6 hereof



     LADY LUCK GAMING CORPORATION, a Delaware corporation

     By:

     Name: Andrew H. Tompkins
     Title: Chairman and C.E.O.

     Solely with respect to Section 15 hereof